SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: June 7, 1996
                       (Date of earliest event reported)

                                FIRSTMARK CORP.
             (Exact Name of Registrant as Specified in its Charter)

        Maine                         0-20806                   01-0389195
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

        222 Kennedy Memorial Drive,                                  04901
            Waterville, Maine                                      (Zip Code)
     (Address of Principal Executive Offices)

              Registrant's telephone number, including area code:
                                 (207) 873-6362


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        Firstmark Corp. (the "Registrant") hereby amends in its entirety the following item of the Registrant's Current Report on Form 8-K dated June 12, 1996 and filed with the Securities and Exchange Commission on June 12, 1996:

Item 7. Financial Statements and Exhibits.

        (a)    Financial Statements of Business Acquired.

               See Exhibit 99.2 attached hereto.

        (b)    Pro Forma Financial Information.

               The Registrant's financial statements and the pro forma financial information are being prepared, and the pro forma information will be filed as soon as possible.

        (c)    Exhibits.

Exhibit No.           Description

*2 Agreement and Plan of Reorganization between Southern Capital Corp., Southern Acquisition Corp. and Firstmark Corp. dated April 30, 1996.

 23.1                 Consent of Deloitte & Touche LLP

*99.1                 Press Release dated June 10, 1996.

 99.2                 Financial Statements of Business Acquired.


* Filed Previously
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRSTMARK CORP.
                                  (Registrant)

Date:  August 21, 1996           By: /s/ JAMES F. VIGUE
                                         James F. Vigue
                                         President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.           Description

23.1                  Consent of Deloitte & Touche LLP
99.2                  Financial Statements of Business Acquired.

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